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                                                                    Exhibit 23.2


                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-82313), the Registration Statement (Post Effective Amendment No. 1 to Form S-3 No. 333-82312), and the Registration Statement (Form S-3 No. 333-30770), of U.S. Wireless Corporation of our report dated May 13, 1999, with respect to the consolidated financial statements, included in its Annual Report (Form 10-KSB) for the year ended March 31, 2000.



                                             HASKELL & WHITE LLP



Irvine, California
April 13, 2001